Exhibit 99.1
A NASDAQ Traded Company - Symbol HBNC

This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law. Forward-Looking Statements

Insiders 10% Employee Benefit Plans 13% Institutional 29% Name, Title Yrs. Experience Craig M. Dwight, Chairman & CEO 35 Thomas H. Edwards, President & COO 37 Mark E. Secor, CFO 25 James D. Neff, Corp. Secretary 34 Common Shares Outstanding 8.6 million Market Cap $189.4 million Dividend Yield 2.0% Price / Tg. Book Value 147.1% Price / LTM EPS 10.1x Price / 2014 Est. EPS 11.3x Assets $1.8 billion Loans, net $1.1 billion Deposits $1.3 billion Tg. Common Equity $129.0 million TCE / TA 7.05% 2013 Net Income $19.9 million 2013 ROAA 1.13% 2013 ROACE 13.1% NPAs/ Loans + OREO 1.89% Company Profile Market Information Financial Highlights Ownership Source: SNL Financial; market and ownership data as of March 13, 2014; financial data and common shares outstanding at or for the year ending December 31, 2013 Leadership Team - Horizon Bank *

Northwest Indiana/Southwest Michigan… The Right Side of Chicago

31 Locations and Considerable Opportunity for Growth * * 31 locations includes two Summit Community Bank branches, map includes Grand Rapids sales office and proposed Carmel branch

Growth Opportunities in All Directions * N E S W * Includes pending SCB Bancorp transaction

Banking Sector has Stabilized Aggregate Net Income for Banks Headquartered in Indiana and Michigan Aggregate Net Income for Banks Headquartered in Indiana and Michigan Aggregate Net Income for Banks Headquartered in Indiana and Michigan Year Indiana (In millions) Michigan (In millions) 2013 $658 $474 2012 $648 $761 2011 $486 $234 2010 $268 -$321 2009 -$102 -$663 2008 -$57 -$2,129 2007 $442 $896 Source: UBPR for States of IN & MI Commercial Banks Only *

Source: U.S. Bureau of Labor Statistics, seasonally adjusted Indiana, Michigan and National Unemployment Rates Lower Unemployment Rates *

What Got Us Here Today

Recent Highlights 2013 Marked the Fourteenth Consecutive Year of Record Earnings Surpassed $500 Million in Commercial Loan Balances Announced Summit Community Bank Acquisition Acquired 1st Mortgage of Indiana, Indianapolis, Indiana Downtown Indianapolis Branch Opened Secured Land for Carmel, IN Branch and Made Offer on Fishers, IN Location Market Leader Hired to Build-Out Grand Rapids Team Technology Upgrades: *

A Company on the Move * * Pending SCB Bancorp shareholder approval, regulatory approvals received; branches includes two Summit Community Bank branches, a wholly-owned subsidiary of SCB Bancorp Organic Market Expansion (8) St. Joseph, MI South Bend, IN Elkhart, IN Lake County, IN Kalamazoo, MI Indianapolis, IN Carmel, IN Grand Rapids, MI M&A (6) Anchor Mortgage Alliance Bank American Trust Hrtland. Comm. Bank 1st Mtg. of Indiana Summit Comm. Bank* * Total Assets ($mm) $721 $1,758 Full Service Branches 7 31*

Horizon’s Story Steady Growth Superior Returns Financial Strength Consistent Performance *

Record Earnings “Fourteen” Consecutive Years 2000 – 2013 CAGR: 13.6% In Millions Net Income History *

Source: SNL Financial; Peer Group – SNL U.S. Bank Index $1 Billion - $5 Billion in Assets as of 12/31/2013, Median Values * Efficiency Ratio vs. Peers Investing in the Future

* ROACE vs. Peers Better Returns than Our Peers Source: SNL Financial; Peer Group – SNL U.S. Bank Index $1 Billion - $5 Billion in Assets as of 12/31/2013, Median Values

December 31, 2013 Loan Composition December 31, 2008 Loan Composition 2008 – 2013 CAGR 2008 – 2013 CAGR Commercial 10.2% Mtg. Warehouse (4.5%) Real Estate 2.1% Consumer 0.0% * Loan Mix Better Positioned For Rising Rates

Am Tru $15.1mm Heartland $70.3mm Commercial Loan Growth Commercial Loan Composition 8 15 28 2004 2012 2010 2006 2002 2003 2008 19 Commercial Loan Officer Headcount * Investing in Commercial Lenders Creates Growth

Kalamazoo and Indy Loan and Deposit History* * * Month averages Growth Markets Thriving

Mortgage Loan Volume Purchase Mortgage Volume & Composition Mortgage Business Built for the Long-Term Mortgage Loan Officer Headcount 6 23 28 16 *

December 31, 2008 Deposit Composition December 31, 2013 Deposit Composition Excellent Low Cost Deposit Growth 2008 – 2013 CAGR 2008 – 2013 CAGR Nonint. Bearing 22.5% MMDA & Savings 18.5% IB Demand 10.3% CDs (3.1%) *

Sound Credit Culture * NPAs/ Loans + OREO Source: SNL Financial; Peer Group – SNL U.S. Bank Index $1 Billion - $5 Billion in Assets as of 12/31/2013, Median Values

What Will Get Us There Tomorrow *

Balanced & Complementary Business Model Business Banking Retail Banking Wealth Management Mortgage Banking Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles *

Focus is on Organic Growth People First - Our Employees Get Things Done Recruit and Retain Seasoned Bankers with Similar Values and Philosophies Align Pay with Results Measure Success and Growth Beat Last Year Provide Employees the Products and Tools to be Successful Continued Investment in Growth Markets Indiana: Indy, Central Indiana, Lake and Porter Counties Michigan: Grand Rapids, Kalamazoo, Lansing Customer Service Guarantees *

Seeking M&A Opportunities * Disciplined and Focused Approach Must Meet Internal Targets Considerations Include: EPS Accretion Internal Rate of Return Seeking Indiana and Michigan Partners Larger MSAs Desired Market Growth Potential Fill in Market Gaps Horizon is an Attractive Investment to Partnering Banks Successful Financial Track Record Improved Liquidity and Shareholder Value Plan

Why Invest in Horizon *

Shareholder Value Plan - Since 2001 Dividends Uninterrupted Dividends for more than 25 Years Dividend Increases Aligned with Earnings Growth Improving Liquidity Stock Splits in 2001, 2003, 2011 and 2012 Common Stock Issued in Heartland and Summit* Acquisitions Steady Growth in Net Book Value & EPS Russell 2000 Index in 2012 and 2013 * * Pending SCB Bancorp’s shareholder approval, regulatory approvals received; Summit Community Bank is a wholly-owned subsidiary of SCB Bancorp

Highly Regarded For Financial Performance Named to Most Successful Banks Quarterly (1st Edition) Merion Capital Group New Financial Metric, “Success Ratio” Ranked in the Top 200 Community Banks for Financial Performance for the Years 2008, 2009, 2010, 2011 & 2012 US Banker & ABA Magazines, 2013 results have not been announced KBW Bank Honor Roll, 2012 & 2013 Top 10% of Community Banks, 2012 & 2013 Raymond James Annual Community Bankers Cup *

Horizon Outperforms the Market For Total Shareholder Return As of March 13, 2014 SNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe. SNL Midwest U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe headquartered in IA, IN, IL, KS, KY, MI, MN, MO, ND, NE, OH, SD, WI. Horizon Bancorp: 5-Year Total Return Comparison *

A NASDAQ Traded Company - Symbol HBNC Q&A